Exhibit 10.3
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER
Fencing Scope Modifications

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00051 DATE OF CHANGE ORDER: April 19, 2019

The Agreement between the Parties listed above is changed as follows:

1)
Pursuant to Article 6 of the Agreement, Parties agree to the additional and revised fencing scope of work, as further described in Exhibit 5 of this Change Order, which is based on the following two (2) approved Trends:

i.	Trend No. S1-2066 - Additional Fencing / Fencing Revisions

ii.	Trend No. S1-3003 - Train 3 Vapor Fence Scope Reduction

2)	The summary cost breakdown for the scope of this Change Order is detailed in Exhibit 1 of this Change Order.

3)	The detailed cost breakdown for the scope of this Change Order is detailed in Exhibit 3 (Trend No. S1-2066) and Exhibit 4 (Trend No. S1-3003).

4)	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit 2 of this Change Order.

5)	Exhibit 6 of this Change Order includes the following three (3) overall plot plans representing the agreed fencing modifications as described in the scope of work under Exhibit 5 of this Change Order:

i.	Plant Fencing Layout at First Cargo Overall Plan

ii.	Plant Fencing Layout at TCCC Subproject 1 Overall Plan

iii.	Plant Fencing Layout at TCCC Subproject 3 Overall Plan

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$7,080,830,000
Net change by previously authorized Change Orders (0001-00050).................................................................		$704,435,107
The Contract Price prior to this Change Order was...........................................................................................		$7,785,265,107
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$7,786,553,578

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00050).................................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00050).................................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$950,561,351
Net change by previously authorized Change Orders (0001-00050).................................................................	$(812,283,979)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$138,277,372
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$138,277,372

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:     N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP E&C	Program Manager, SVP
Title	Title
April 30, 2019	April 24, 2019
Date of Signing	Date of Signing

CHANGE ORDER
West Jetty Manual Gas Sampler

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00052 DATE OF CHANGE ORDER: April 19, 2019

The Agreement between the Parties listed above is changed as follows:
1)

1)	Pursuant to Article 6 of the Agreement, Parties agree this Change Order includes the design, procurement and installation by Contractor of a new manual gas sampler for ship loading at the West Jetty.

i.	This Change Order is in accordance with the approved Trend No. S1-2083.

ii.	This Change Order includes Owner’s request for Contractor to add one (1) Air Dimensions Dia-Vac pump and regulator
(Model No. R181), and the replacement of the Valtronics Model 2 vaporizer with the Valtronics Model 1 vaporizer (Model
No. MIV1).

iii.	This Change Order includes Valtronics support for commissioning.

2)	The summary cost breakdown for the scope of this Change Order is detailed in Exhibit 1 of this Change Order.

3)	The detailed cost breakdown for the scope of this Change Order is detailed in Exhibit 3 (Trend No. S1-2083).

4)	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$7,080,830,000
Net change by previously authorized Change Orders (0001-00051).................................................................		$705,723,578
The Contract Price prior to this Change Order was...........................................................................................		$7,786,553,578
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$7,787,073,783

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00051).................................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00051).................................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$950,561,351
Net change by previously authorized Change Orders (0001-00051).................................................................	$(812,283,979)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$138,277,372
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$138,277,372

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:     N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP E&C	Program Manager, SVP
Title	Title
April 30, 2019	April 24, 2019
Date of Signing	Date of Signing